1©Liquidity Services, Inc. All Rights Reserved. Investor Presentation First Quarter Fiscal Year 2021

2©Liquidity Services, Inc. All Rights Reserved. This document contains forward-looking statements. These statements are only predictions. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These risks and other factors include but are not limited to the factors set forth in our Annual Report on Form 10-K for the year ended September 30, 2020 and subsequent filings with the Securities and Exchange Commission. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continues” or the negative of these terms or other comparable terminology. Our business is subject to a number of risks and uncertainties, and our past performance is no guarantee of our performance in future periods. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this document and are expressly qualified in their entirety by the cautionary statements included in this document. Except as may be required by law, we undertake no obligation to publicly update or revise any forward-looking statement to reflect events or circumstances occurring after the date of this document or to reflect the occurrence of unanticipated events. To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use certain non-GAAP measures of certain components of financial performance. These non-GAAP measures include earnings before interest, taxes, depreciation and amortization (EBITDA), Adjusted EBITDA and revenue excluding DoD contracts. These non-GAAP measures are provided to enhance investors’ overall understanding of our current financial performance and prospects for the future. We use these non-GAAP measures: (a) as measurements of operating performance because they assist us in comparing our operating performance on a consistent basis as they do not reflect the impact of items not directly resulting from our core operations; (b) for planning purposes, including the preparation of our internal annual operating budget; (c) to allocate resources to enhance the financial performance of our business; (d) to evaluate the effectiveness of our operational strategies; and (e) to evaluate our capacity to fund capital expenditures and expand our business. We believe these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of our core operating measures. These measures should be considered in addition to financial information prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A reconciliation of all non-GAAP measures included in this presentation to the most directly comparable GAAP measures is included in this presentation. The following discussion should be read in conjunction with our consolidated financial statements and related notes and the information contained in our Annual Report on Form 10-K for the period September 30, 2020. Forward-Looking Information

3©Liquidity Services, Inc. All Rights Reserved. Who We Are We… Manage, value, and sell surplus across the globe in a broad range of asset categories and conditions Maximize return with broadest buyer base, in an efficient global marketplace Optimize and execute surplus management strategies to achieve client business goals Liquidity Services is a global solution provider in the reverse supply chain continuously building the world’s largest marketplace for business surplus

4©Liquidity Services, Inc. All Rights Reserved. The Industry Leader in the Reverse Supply Chain 14,000 clients worldwide Trusted by over $8 billion in completed transactions over +3.8 million registered buyers Over 500k transactions completed annually 600 asset categories and all asset conditions Experienced in over B2B and B2C Proven multichannel marketing & sales strategies for +130 Global Fortune 1000 Companies Client include Publicly traded company (NASDAQ: LQDT) since 2006 IPO

5©Liquidity Services, Inc. All Rights Reserved. OUR PURPOSE: To intelligently capture the enduring value of surplus, benefiting our sellers, our buyers, and our planet. SELLERS BUYERS PLANET For enterprises with used, idle, or excess assets and inventory: • Expertise and intelligence that achieve high-performance results aligned to strategic goals • Comprehensive and scalable solutions • Superior people, processes, and systems to maximize return For organizations and consumers looking to achieve business or personal goals: • Convenient access to wide range of assets • Accurate, comprehensive product information and fair market prices • Helpful, responsive customer support when it is needed For the planet’s natural resources, environment, and beauty: • Extend life of assets and inventory and increase reuse and recycling • Prevent unnecessary waste and defer assets from landfills • Dispose of surplus in environmentally safe manner

6©Liquidity Services, Inc. All Rights Reserved. Mining & Large Construction Retail Transportation Aerospace & Defense Automotive Manufacturing Biopharmaceuticals Consumer Brands & OEMs Electronics Manufacturing Energy Fast-Moving Consumer Goods Government Industrial Manufacturing Delivering Maximum Value to Sellers OUR VALUE PROPOSITION TO SELLERS Better Service Superior levels of industry and asset expertise, responsiveness, intelligence, and analytics that achieve high-performance results aligned to your strategic goals Better Scale Complete solutions tailored to your industry’s specific requirements that are comprehensive, modular, and scalable, spanning all volumes, asset categories, conditions, sales channels, and locations worldwide Better Results Right combination of great people, best-in-class processes, and cutting- edge systems to deliver maximum return today and into the future SERVING THE BROADEST BASE OF INDUSTRIES

7©Liquidity Services, Inc. All Rights Reserved. Online/Offl ine Retailers Wholesalers Small Businesses Resellers Flea Markets Distributors Recyclers Refurbishers Providing Superior Buyer Experiences OUR VALUE PROPOSITION TO BUYERS Superior Product Quality and Information Large volumes and recurring flows of products; refurbishment services to enhance and ensure product quality; ability to view detailed product information, ask questions, and inspect items Fair Prices Auction format ensures assets are sold for fair market value; assets available all over the world, making it easy to keep shipping costs low or pick up items Excellent Customer Service Support every aspect of the buyer experience; 94% repeat bidder rate; rated A+ provider by the Better Business Bureau BUYERS WE SERVE

8©Liquidity Services, Inc. All Rights Reserved. Market Opportunity* Highlighted Sellers Across Industries $50 Billion* Retailers & OEMs (Source: Appriss Retail 2018) $3 Billion U.S Public Sector (Source: Company Data) $8 Billion Energy (Source: Company Data) $20 Billion Industrial Capital Assets (Source: Manfredi & Associates 2015, ACT Research 2016) $48 Billion Transportation (Source: Company Data) $130 Billion Total Addressable Market *Data from evaluation of research from Appriss Retail (2018), Manfredi & Associates (2015), ACT Research (2016), and company data.

9©Liquidity Services, Inc. All Rights Reserved. • Environmental Sustainability key goal for commercial & government sellers • Focus on Zero Waste • Environmental compliance requires sophisticated tools and reporting • Extending the useful life of assets of increasing importance • Increased demand for digital, no-contact solutions driving more opportunities with sellers and buyers • Strong online growth in retail driving increased volume of consumer returns • Trending appetite for self-directed solutions • Increasing buyer need for discounted, refurbished & secondary market assets Sustainability e-Commerce Growth Macro-Trends Expanding Our Opportunity Technology Innovation • Product obsolescence and shorter product lifecycles • Greater focus on compliance & transparency • Higher adoption of digital marketplaces and no- contact sales channels among B2B buyers • Increasing need for faster disposition cycle

10©Liquidity Services, Inc. All Rights Reserved. Our Business Model Compelling Model  Online, no-contact and self-service solutions  Diversified products, services, and customer mix globally  High-volume recurring revenue  Value-added managed services  Additional services beyond selling assets to create higher-margin revenue streams  Network effect drives recovery maximization for sellers and increasing flow of asset supply for buyers  High operating leverage on future growth Multiple, Synergistic Revenue Streams  Consignment Model  Purchase Model  Service Revenue  Buyer Premium Fees

Liquidity Services Marketplace Success

Consolidated **GMV growth of 28%** in Q1-FY21, strong momentum thus far in Q2

Segment	Q1-FY21 Marketplace Success*
GovDeals	+36% GMV +10% Buyer registrants +12% Auction participants
Retail Supply Chain	+30% GMV +6% Buyer registrants +6% Auction participants
Capital Assets	+5% GMV +1% Buyer registrants +50% Auction participants

**Q1-FY21 growth over prior year comparable quarter.*

LIQUIDITY SERVICES *A Better Future for Surplus*
©Liquidity Services, Inc. All Rights Reserved.
11

GovDeals Segment: Capitalizing on Market Opportunity

Over **14,000 government agencies** have used our self-service model for low-cost, highly effective surplus sales

GovDeals Segment GMV Trendline


$77.4
$90.9
$82.8
$79.2
$77.2
$57.9
$111.7
$107.6
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

* In millions

- Governments seek streamlined costs, reduced space, digital and green solutions, and improved compliance
  - Reduced revenue to governments is driving increase in government sellers and volumes
  - Higher recovery value realized for certain vertical in Q1FY21
- We are leading the trend for government sellers to access a mobile-first solution
  - Well-positioned to serve increasing demand for virtual solutions
- We believe that marketing technology and increase in online procurement will drive more buyer demand in FY21
- GovDeals self-directed model is attractive to:
  - State and municipal governments
  - Higher education institutions
  - Non-profits

LIQUIDITY SERVICES A Better Future for Surplus
©Liquidity Services, Inc. All Rights Reserved.
12

RSCG Segment is Driving Long-Term Growth

RSCG delivers **17 consecutive quarters** of GMV growth; **30% GMV growth** in Q1-FY21

RSCG Segment GMV Trendline



$41.9
$39.6
$39.2
$39.9
$44.3
$45.0
$52.3
$51.7
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21

* In millions

- Q1FY21 benefitted from:
  - Retailers increasingly seek B2B marketplace platforms to conduct resale of surplus inventory
  - Hyper-growth of e-commerce
- We expanded service offerings to address full-spectrum of seller needs and create higher-margin revenue streams:
  - Managed Services for end-to-end solutions
  - Self-directed solutions
- These services have positioned us well to respond to recent macro trends:
  - Strong e-commerce growth drives increased volume of consumer returns
  - Increasing buyer need for discounted, refurbished and secondary market assets drives growth
- Q2 is the seasonally high RSCG quarter

LIQUIDITY SERVICES *A Better Future for Surplus*

©Liquidity Services, Inc. All Rights Reserved.
13

CAG Segment Diversified Seller Base

Global markets are still restricted but **pipeline is growing** through seller and buyer demand


CAG Segment GMV Trendline
$31.8
$33.0
$32.0
$29.4
$22.8
$27.2
$32.8
$31.1
$4.3
$4.6
$3.8
$0.1
Q2FY19
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
CAG Commercial
DoD Scrap Contract

* In millions

** CAG Commercial excludes DoD Surplus and Scrap contracts

- Last twelve months were impacted by global pandemic:
  - International economies are heavily restricting travel and limit facility visits, impeding asset inventorying and valuation
- Improving volumes since April/May bottom as the result of:
  - Greater need to recover investment on idle assets
  - Increasing buyer demand for assets at less than new pricing
- All CAG assets are cross-listed onto our AllSurplus.com platform. This platform enables our sales organization to offer self-directed services as a solution to sellers:
  - New platform enables low-touch, asset-light model
  - Buy Now functionality enables faster transactions
- CAG GMV can be variable based on timing and project size

LIQUIDITY SERVICES *A Better Future for Surplus*
©Liquidity Services, Inc. All Rights Reserved.
14

Machinio Overview


Agriculture
262,459 listings from 67 countries
Construction
297,764 listings from 131 countries
Machine Tools
108,197 listings from 65 countries
Printing
14,132 listings from 52 countries
Processing
119,247 listings from 87 countries
Trucks
270,000 listings from 91 countries

- Machinio aggregates > 2 million global used equipment listings worth $37+ billion and generating 16.5M+ site visits and 1.2M qualified seller leads annually
- Subscription model, 1-year term, paid upfront, 90%+ recurring with ~3,000 subscribers
- MachineryHost provides more than 300 dealers with an all-in-one online dealer management system that provides sellers with an online storefront, inventory management system, CRM, and digital marketing tools.

A Better Future for Surplus
©Liquidity Services, Inc. All Rights Reserved.
15

16©Liquidity Services, Inc. All Rights Reserved. Machinio Value Proposition and Rationale  Entry into new verticals  Expands Liquidity Services buyer base  Complementary solution for equipment sellers  Rich source of data on equipment, buyers and sellers  Cross selling opportunities

17©Liquidity Services, Inc. All Rights Reserved. Financial Results

18©Liquidity Services, Inc. All Rights Reserved. Q1FY21 Consolidated Results $ millions Gross Merchandise Volume 640 620 149 190 19 20 19 20 Fiscal Year ended 9/30 Three Months ended 12/31 Revenue 226 206 50 56 19 20 19 20 Fiscal Year ended 9/30 Three Months Ended 12/31 Adjusted EBITDA -1.2 9.0 -2.1 8.8 19 20 19 20 Fiscal Year ended 9/30 Three Months ended 12/31 Gross Profit(1) 113 110 25 33 19 20 19 20 Fiscal Year ended 9/30 Three Months ended 12/31 (1) Gross Profit is calculated as total revenue less cost of goods sold and seller distributions. (2) For the twelve months ended September 30, 2018, 2019 and 2020, Net Loss was ($11.6)M, ($19.3)M and ($3.8)M respectively. For the three months ended December 31, 2019 and 2020, Net Income (Loss) was ($5.2)M and $4.5M, respectively (3) Consolidated results include the DoD Surplus and Scrap contracts (4) See slide #22 for a reconciliation of Adjusted EBITDA

19©Liquidity Services, Inc. All Rights Reserved. Purchase Consignment Self-Directed ConsignmentPurchase Consignment Self-Directed Consignment Purchase 21% GMV Mix By Pricing Model Diversification By Pricing Model Q1 FY20 Purchase 16% Q1 FY21 Consignment 79% Consignment 84%

20©Liquidity Services, Inc. All Rights Reserved. CAG 20% GovDeals 53% GMV Mix by Segment Diversification By Segment Q1 FY20 RSCG 27% GovDeals 57% CAG 16% Q1 FY21 RSCG 27%

21©Liquidity Services, Inc. All Rights Reserved. CAG 16% GovDeals 16% Revenue Mix by Segment Diversification By Segment Q1 FY20 RSCG 63% GovDeals 19% CAG 14% Q1 FY21 RSCG 64% Machinio 4% Machinio 4%

22©Liquidity Services, Inc. All Rights Reserved. Reconciliation of Financial Data

23©Liquidity Services, Inc. All Rights Reserved. Investor Relations investorrelations@liquidityservicesinc.com